Financial Risk Management	12 Months Ended
Dec. 31, 2024
Financial Risk Management
Financial Risk Management

3      Financial Risk Management

The Group’s operations expose it to a variety of risks, mainly related to market risks (including the effects of changes in foreign currency exchange rates and interest rates), credit risk and liquidity risk. The Group manages its financial risk exposure independently at each operating subsidiary, however, decisions are discussed by the Board of Directors (“BOD”) members. The most significant financial risks to which the Group is exposed are detailed below.

AFinancial Risk Factors

(i)	Market risk
a)	Foreign exchange risk

The Group operates in a number of countries throughout the world and consequently is exposed to foreign exchange rate risk. In addition, the Group has certain investments in foreign operations, whose net assets are exposed to foreign currency translation risk.

In order to manage foreign exchange risk, the Group has a strategy based on minimizing net positions of assets and liabilities denominated in foreign currencies together with the use of derivative financial instruments.

During last years the Argentine monetary authority imposed certain exchange rate restrictions, which also affect the value of foreign currency in alternative markets for certain restricted exchange rate transactions in the official market. As of December 31, 2024 and 2023, these measures have remained in force restricting the access to the foreign exchange market in order to contain the demand for U.S. dollars including the requirement to obtain prior authorization from the Central Bank of Argentina (“BCRA”) for certain transactions in the Mercado Único y Libre de Cambios (“MULC”). However, the BCRA has eased the access to the MULC for the payment of imports of goods and services rendered from December 13, 2023, as well as gradually lifting certain foreign exchange restrictions (Note 3.A.v).

Considering this situation, the Company continues to assess the evolution of the above-mentioned variables and any other factors in its Argentine subsidiaries in order to identify the unforeseen potential effects that could alter its business and performance.

The value of the Group’s financial assets and liabilities is subject to changes arising out of the variation of foreign currency exchange rates. A significant majority of the Group’s business activities are conducted in the respective functional currencies of the subsidiaries. However, the Group transacts in currencies other than the respective functional currencies of the subsidiaries. There are material monetary balances held by the Group companies at each period-end that are denominated in other currencies (non-functional currency). The following table provides a breakdown of the Group’s main monetary net assets and liabilities which impact the Group’s profit and loss:

	As of December 31,	As of December 31,
Currency Exposure / Functional currency	2024	2023
U.S. Dollar / Argentine Peso	(428,845)	(484,709)
U.S. Dollar / Armenian Dram	36,835	47,842
U.S. Dollar / Euro	75,409	(68)
Euro / Armenian Dram	31,735	347
Euro / Argentine Peso	(2,324)	(2,831)

3      Financial Risk Management (Cont.)

A.	Financial Risk Factors (Cont.)
(i)	Market risk (Cont.)
a)	Foreign exchange risk (Cont.)

The relevant exposures correspond to:

◾ U.S. Dollar / Argentine Peso

As of December 31, 2024 and 2023 consisting primarily of U.S. dollar - denominated net monetary assets and liabilities at certain Argentine subsidiaries which functional currency is the Argentine Peso. A depreciation of 3% in the ARS / USD exchange rate in real (inflation-adjusted) terms would generate a pre-tax loss of USD 12,865 as of December 31, 2024 (pre-tax loss of USD 48,470 as of December 31, 2023 considering a depreciation of 10% in the ARS/ USD exchange rate).

◾ U.S. Dollar / Armenian Dram

As of December 31, 2024 and 2023 consisting primarily of U.S. dollar - denominated net monetary assets and liabilities at the Armenian subsidiaries which functional currency is the Armenian Dram. A depreciation of 2% in the Dram / USD exchange rate would generate a pre-tax gain of USD 736.7 as of December 31, 2024 (pre-tax gain of USD 478.4 as of December 31, 2023 considering a depreciation of 1% in the Dram / Euro exchange rate).

◾	U.S. Dollar / Euro

As of December 31, 2024 and 2023 consisting primarily of U.S. dollar - denominated net monetary assets and liabilities at the European subsidiaries which functional currency is the Euro. An appreciation of 2% in the Euro / USD exchange rate would generate a pre-tax loss of USD 1,508.2 as of December 31, 2024 (pre-tax gain of USD 1.4 as of December 31, 2023 considering an appreciation of 2% in the Euro / USD exchange rate).

◾ Euro / Armenian Dram

As of December 31, 2024 and 2023 consisting primarily of Euro - denominated net monetary assets and liabilities at the Armenian subsidiaries which functional currency is the Armenian Dram. A depreciation of 2% in the Dram / Euro exchange rate would generate a pre-tax gain of USD 634.7 as of December 31, 2024 (pre-tax gain of USD 3.5 as of December 31, 2023 considering a depreciation of 1% in the EUR / Dram exchange rate).

◾ Euro / Argentine Peso

As of December 31, 2024 and 2023 consisting primarily of Euro- denominated net monetary assets and liabilities at certain Argentinian subsidiaries which functional currency is the Argentine Peso. A depreciation of 3% in the Euro / ARS exchange rate in real (inflation-adjusted) terms would generate a pre-tax loss of USD 69.7 as of December 31, 2024 (pre-tax loss of USD 283.1 as of December 31, 2023 considering a depreciation of 10% in the Euro / ARS exchange rate).

b)	Interest rate risk

The Group’s interest rate risk principally arises from long-term borrowings (Note 22). Borrowings issued at variable rates expose the Group to the risk that the actual cash flows differ from those expected. Borrowings issued at fixed rates expose the Group to the risk that the fair values of these differ from those expected. The Group manages this risk by maintaining an appropriate mix between fixed and floating rate interest bearing liabilities.

These activities are evaluated regularly to determine that the Group is not exposed to interest rate movements that could adversely impact its ability to meet its financial obligations and to comply with its borrowing covenants.

3      Financial Risk Management (Cont.)

A.	Financial Risk Factors (Cont.)
(i)	Market risk (Cont.)
(b)	Interest rate risk (Cont.)

The following table shows a breakdown of the Group’s fixed-rate and floating-rate borrowings as of December 31, 2024 and 2023.

	At December 31,
	2024	2023
Fixed rate (*)	884,757	990,251
Variable rate	273,314	342,986
	1,158,071	1,333,237

(*) As of December 31, 2024 includes USD 86.2 million of short-term borrowings (USD 125.5 million as of December 2023) and USD 798.6 million of long-term borrowings (USD 864.8 million as of December 31, 2023).

The Group estimates that, other factors being constant, a 10% increase in floating rates at year-end would increase financial loss for the year ended December 31, 2024 and 2023, by USD 2,200 and USD 2,695 respectively. A 10% decrease in the floating interest rate would have an equal and opposite effect in the Consolidated Statement of Income.

This sensitivity analysis provides only a limited, point-in-time view of this market risk sensitivity of certain of the Group’s financial instruments. The actual impact of rate changes on the Group’s financial instruments may differ significantly from the impact shown in the sensitivity analysis.

Regarding the loan facility lines of the new financial agreement signed by TA (Note 22), the Company aims to mitigate the exposure to the interest rate fluctuations (Euribor) affecting cash flows. To achieve this, in July 2024, TA entered into interest rate swaps agreements with each Lender, establishing a fixed interest rate of 3.02% over the principal amount already drawn, effective until June 30, 2030. The notional amount being hedged corresponds to 100% of the principal drawn (EUR 82.8 million) for the semi-annual interest payments until June 30, 2027, while for the interest payments from December 31, 2027 to June 30, 2030 it covers a 75% of that principal.

As of December 30, 2024, the fair value of the derivatives stands at EUR 3.2 million (equivalent to USD 3.4 million), which, net of deferred tax, impacts Other Comprehensive Income by EUR 2.5 million (equivalent to USD 2.7 million).

(ii)	Credit risk

The financial instruments that could be subject to concentration of credit risk consist of cash, cash equivalents, trade receivables and short-term investments.

The Group mainly places its cash and cash equivalents and short-term investments in several entities with low credit risk, reducing in this way the credit exposure to only one entity. The Group has not experienced significant losses from those assets.

Each subsidiary is responsible for managing and analyzing credit risk of its trade receivables, for each of their new customers before standard payment and delivery terms and conditions are offered. There is no significant concentration of credit risk from customers.

The Group credit policies with customers are designed to identify customers with acceptable credit history. The Group recognized provision for loss allowance to cover impairment for potential credit losses. The credit quality of the financial assets that are not yet due and not impaired can be assessed based on the credit qualification (“rating”) granted by entities external to the Group or through the historical uncollectible rates.

3      Financial Risk Management (Cont.)

A     Financial Risk Factors (Cont.)

(ii)	Credit risk (Cont.)

Trade receivables and contract assets

The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”) for all trade receivables and contract assets.

To measure the expected credit losses, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due. The contract assets relate to unbilled work in progress and have substantially the same risk characteristics as the trade receivables for the same types of contracts. The Group has therefore concluded that the expected loss rates for trade receivables are a reasonable approximation of the loss rates for the contract assets.

The policy implemented by the Group consists in performing a case by case analysis, identifying those receivables and contract assets with no reasonable expectation of recovery or with particular situations, that are impaired according to each circumstances. For all other receivables and contract assets, the expected loss rate consists in stratifying trade receivables and contract assets into categories based on overdue days. The expected loss rates are based on the payment profiles of sales over a period of 36 months before 31 December 2024 or 1 January 2024 respectively and the corresponding historical credit losses experienced within this period. The historical loss rates are adjusted to reflect historical experience of losses on trade receivables, current and forward-looking information on macroeconomic factors affecting the ability of the customers to settle the receivables. To measure the expected credit losses, trade receivables and contract assets have been grouped based on shared credit risk characteristics and the days past due.

The provision for loss allowance as of December 31, 2024 and December 31, 2023 was determined as follows for both trade receivables and contract assets:

			Past due
	Trade			30‑60	60‑90	90‑180	> 180
	Receivables	Not due	0‑30 days	days	days	days	days
At December 31, 2024
Trade receivables - gross carrying amount	178,580	102,563	28,727	11,050	5,818	6,854	23,568
Contract assets - gross carrying amount	45	45	—	—	—	—	—
Expected loss rate (*)		1%	1%	3%	9%	19%	76%
Provision for loss allowance	(21,061)	(687)	(361)	(375)	(532)	(1,273)	(17,833)
Net value	157,564	101,921	28,366	10,675	5,286	5,581	5,735

			Past due
	Trade			30‑60	60‑90	90‑180	> 180
	Receivables	Not due	0‑30 days	days	days	days	days
At December 31, 2023
Trade receivables - gross carrying amount	148,329	86,066	23,685	9,783	2,274	4,617	21,904
Contract assets - gross carrying amount	1,488	1,488	—	—	—	—	—
Expected loss rate (*)		2%	1%	5%	13%	25%	86%
Provision for loss allowance	(22,368)	(1,466)	(230)	(449)	(298)	(1,150)	(18,775)
Net value	127,449	86,088	23,455	9,334	1,976	3,467	3,129

(*)  Average expected loss rate. As of December 2024 and 2023, includes effect of the impact of the provisions risen from the case by case analysis.

3      Financial Risk Management (Cont.)

A     Financial Risk Factors (Cont.)

(ii)	Credit risk (Cont.)

Trade receivables and contract assets (Cont.)

Trade receivables are written off when there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Group, and a failure to make contractual payments for a significant period when past due.

The closing loss allowances for trade receivables and contract assets as of December 31, 2024 and 2023 reconcile to the opening loss allowances as follows:

	2024	2023
Balance at January 1,	(22,368)	(29,718)
Bad debts of the year	(8,215)	(4,735)
Recoveries	4,321	3,331
Write off	2,856	2,717
Translation differences and inflation adjustment	2,345	6,037
Balance at December 31,	(21,061)	(22,368)

During the year, the following gains/(losses) were recognized in profit or loss in relation to impaired financial assets (see Note 7):

	2024	2023	2022
Impairment losses
- movement in provision for impairment	(8,883)	(4,985)	(13,443)
- recovery of previous impairment losses	4,440	3,439	18,203
Net impairment losses on financial assets	(4,443)	(1,546)	4,760

(iii)	Liquidity risk

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature, the risk that borrowing facilities are not available to meet cash requirements, and the risk that financial assets cannot readily be converted to cash without loss of value. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and statement of financial position. Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the underlying businesses, the Group aims to maintain flexibility in funding its existing and prospective debt requirements by maintaining diversified funding sources with adequate committed funding lines from high quality lenders.

The Group monitors its current and projected financial position using several key internally generated reports such as cash flow and debt maturity. The Group also undertakes sensitivity analysis to assess the impact of proposed transactions, movements in interest rates on the key profitability, liquidity and balance sheet ratios.

The Group’s debt positions are continually reviewed to meet current and expected debt requirements. The Group maintains a balance between longer-term and shorter-term financings. Short-term financing is principally raised through bank facilities and overdraft positions. Medium- to longer-term financing comprises public and private bond issues, including private placements. Financing risk is spread by using different types of debt. The maturity profile is managed, by spreading the repayment dates and extending facilities.

3     Financial Risk Management (Cont.)

A     Financial Risk Factors (Cont.)

(iii)	Liquidity risk (Cont.)

Liquid financial assets as a whole (comprising cash and cash equivalents) were 10.52% of total assets at the end of 2024 compared to 10.44% at the end of 2023. The Group has a conservative approach to the management of its liquidity, which consists mainly in cash at banks and cash equivalents.

(iv)	Capital Management

The capital structure of the Group consists of shareholders’ equity and short-term to long-term net borrowings. The type and maturity of the Group’s borrowings are analyzed further in Note 22. The Group’s equity is analyzed into its various components in the Consolidated Statement of Changes in Equity.

Capital is managed so as to promote the long-term success of the business and to maintain sustainable returns for shareholders.

The objectives of the Group for capital management are to safeguard its capacity to continue doing business and be able to provide yield to owners as well as benefits to holders of instruments of shareholder’s equity and maintain an optimum capital structure to reduce cost of capital.

	At December 31,
	2024	2023
Borrowings	1,158,071	1,333,237
Less: Cash and cash equivalents	(439,847)	(369,848)
Net debt	718,224	963,389
Equity	1,517,960	803,909

Net debt to equity ratio	47%	120%

(v)	Argentina economical context

CAAP’s Argentine subsidiaries are operating in an economic context in which main variables have a strong volatility as consequence of political and economic uncertainties, both in national and international environments.

On December 10, 2023, a new government took office in Argentina, setting as one of its key objectives the establishment of a new economic framework. To achieve this, it proposed a broad reform of laws and regulations. On December 13, 2023, the Argentine peso experienced a sharp drop with an ARS/USD rate devalued by more than 300% at year-end while annual inflation reached 211% in 2023.

Throughout the 2024 fiscal year, Argentina’s economic and regulatory context was shaped by significant macroeconomic adjustments, market deregulation, and changes to the foreign exchange restriction framework, all of which had a substantial impact on economic activity.

As part of its economic stabilization program, the government pursued a policy of sharp reductions in public spending, aiming to achieve a primary fiscal balance.

Subsidies for energy, gas, and public transportation tariffs were either eliminated or reduced, leading to significant cost increases for these services. Additionally, a hiring freeze was imposed, and the size of the state structure was reduced, including budget cuts for public agencies. The pension system was also reformed, modifying the criteria for adjusting retirement benefits, among other measures. While these policies contributed to deficit reduction, they also had a contractionary impact on economic activity, affecting consumption and investment across various sectors.

3     Financial Risk Management (Cont.)

A     Financial Risk Factors (Cont.)

(v)	Argentina economical context (Cont.)

In terms of foreign exchange restrictions, throughout 2024, the BCRA gradually liberalized access to the MULC to facilitate foreign trade operations and normalize currency flows. The requirement for BCRA approval to access the MULC in certain commercial transactions was eliminated, new financing schemes for importing essential goods were introduced, and access to U.S. dollars for the payment of pre-existing commercial debts was eased. Despite these measures, certain restrictions persist in strategic sectors, and access to the MULC remains subject to regulations for specific transactions.

Argentina experienced a notable reduction in its country risk, driven primarily by the implementation of fiscal austerity policies, structural reforms that bolstered investor confidence, debt renegotiations, and agreements with the International Monetary Fund. These factors contributed to greater financial market stability, an appreciation of sovereign bonds, and enhanced exchange rate stability, reinforcing market confidence and reduction of inflation from very high levels.

As of the issuance date of these Consolidated Financial Statements, the stabilization process remains ongoing. At this time, it is not possible to predict its future evolution or any new measures that may be announced. Considering this situation, the Company continues to assess the evolution of the above-mentioned variables and any other factors, in order to define its course of action and identify the currently unforeseeable potential effects that they could have on its business and performance.

(vi)	Ecuador political context

In 2024, Ecuador faced significant challenges related to the security crisis, implementing important actions to address this situation, including an increase in the VAT rate from 12% to 15%, an increase in the Foreign Exchange Exit Tax (ISD) from 3.5% to 5%, the reduction and targeting of subsidies, the establishment of a special contribution, among other measures.

Even though CAAP’s Ecuadorian subsidiaries performance have not been significantly impacted, the Company continues to assess the evolution of the above-mentioned context, in order to define its course of action and identify the currently unforeseeable potential effects that they could have on its business and performance.

(vii)	Armenia geopolitical context

Armenia’s business environment faces challenges due to geopolitical tensions, particularly ongoing aggression from Azerbaijan, and regional instability. Despite these challenges, businesses are diversifying supply chains and exploring new markets, while the government’s reform efforts provide a path for long-term stability.

Even though AIA’s performance has shown a significant increase of its operations during 2023 which have remained stable during 2024, the Company continues to assess the evolution of the above-mentioned context.

B     Financial instruments by category

	Assets at fair value	Assets at amortized
December 31, 2024	through profit and loss	cost	Total
Financial assets as per the statement of financial position
Trade receivables	—	157,564	157,564
Other receivables	—	73,542	73,542
Other financial assets (*)	7,366	167,541	174,907
Cash and cash equivalents	—	439,847	439,847
Total	7,366	838,494	845,860

3      Financial Risk Management (Cont.)

B      Financial instruments by category (Cont.)

	Liabilities at fair value	Liabilities at
	through profit and loss	amortized cost	Total
Financial liabilities as per the statement of financial position
Borrowings	—	1,158,071	1,158,071
Leases liabilities	—	10,717	10,717
Derivative financial liabilities (**)	3,351	—	3,351
Trade payables and other liabilities	—	897,157	897,157
Total	3,351	2,065,945	2,069,296

	Assets at fair value	Assets at amortized
December 31, 2023	through profit and loss	cost	Total
Financial assets as per the statement of financial position
Trade receivables	—	127,449	127,449
Other receivables	—	154,583	154,583
Other financial assets (*)	10,863	144,232	155,095
Derivative financial assets	69	—	69
Cash and cash equivalents	—	369,848	369,848
Total	10,932	796,112	807,044

	Liabilities at fair value	Liabilities at
	through profit and loss	amortized cost	Total
Financial liabilities as per the statement of financial position
Borrowings	—	1,333,237	1,333,237
Leases liabilities	—	13,981	13,981
Derivative financial liabilities (**)	—	—	—
Trade payables and other liabilities	—	1,062,621	1,062,621
Total	—	2,409,839	2,409,839

(*)   Other financial assets measured at fair value are Level 1 hierarchy. The book value of these assets represents its fair value.

(**) Derivative financial liabilities measured at fair value are valuated through calculations under Level 2 hierarchy.

C     Fair value hierarchy

IFRS 13 requires for financial instruments that are measured in the Consolidated Statement of Financial Position at fair value, a disclosure of fair value measurements by level according to the following fair value measurement hierarchy:

Level 1- Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2- Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices).

Level 3- Inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs).

There were no transfers between Level 1 and Level 2 of the fair value hierarchy and there were no transfers from Level 1 and Level 2 to Level 3.

3      Financial Risk Management (Cont.)

C     Fair value hierarchy (Cont.)

The fair value of financial instruments traded in active markets is based on quoted market prices at the reporting date. A market is regarded as active if quoted prices are readily and regularly available from an exchange, dealer, broker, industry group, pricing service, or regulatory agency, and those prices represent actual and regularly occurring market transactions on an arm’s length basis. These instruments are included in Level 1 and comprise primarily government securities, mutual funds and corporate bonds.

D     Fair value estimation

The estimated fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.